     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 3, 1998

                                                     REGISTRATION NO.
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                           OMEGA PROTEIN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                NEVADA                                   0912                                 76-0562134
     (STATE OR OTHER JURISDICTION            (PRIMARY STANDARD INDUSTRIAL                  (I.R.S. EMPLOYER
  OF INCORPORATION OR ORGANIZATION)          CLASSIFICATION CODE NUMBER)                 IDENTIFICATION NO.)

                        1717 ST. JAMES PLACE, SUITE 550
                              HOUSTON, TEXAS 77056
                                 (713) 940-6100
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                          JOSEPH L. VON ROSENBERG III
                     CHIEF EXECUTIVE OFFICER AND PRESIDENT
                           OMEGA PROTEIN CORPORATION
                        1717 ST. JAMES PLACE, SUITE 550
                              HOUSTON, TEXAS 77056
                                 (713) 940-6100
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                 GORDON E. FORTH, ESQ.                                        NEIL GOLD, ESQ.
      WOODS, OVIATT, GILMAN, STURMAN & CLARKE LLP                       FULBRIGHT & JAWORSKI L.L.P.
                   44 EXCHANGE STREET                                         666 FIFTH AVENUE
               ROCHESTER, NEW YORK 14614                                  NEW YORK, NEW YORK 10103

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement for the same offering. [x] 333-44967

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of a prospectus is expected to be made pursuant to Rule 434, please check the following box. [x]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                      PROPOSED           PROPOSED
                                                     AMOUNT           MAXIMUM             MAXIMUM
       TITLE OF EACH CLASS OF SECURITIES              TO BE        OFFERING PRICE        AGGREGATE           AMOUNT OF
               TO BE REGISTERED                   REGISTERED(1)      PER SHARE       OFFERING PRICE(1)    REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share.........      575,000           $16.00           $ 9,200,000            $2,714
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

(1) Includes 75,000 shares of Common Stock which the Underwriters have the option to purchase to cover over-allotments, if any.
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE AN AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

________________________________________________________________________________

INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-1, FILE NO. 333-44967

     Omega Protein Corporation (the 'Company') hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-44967) declared effective on April 2, 1998 by the Securities and Exchange Commission (the 'Commission'), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits:

 5.1    -- Opinion of Woods, Oviatt, Gilman, Sturman & Clarke, LLP
 5.2    -- Opinion of Marshall, Hill, Cassass & deLipkau
23.1    -- Consent of Coopers & Lybrand L.L.P.
23.2    -- Consent of Woods, Oviatt, Gilman, Sturman & Clarke, LLP (contained in Exhibit 5.1)
23.3    -- Consent of Marshall, Hill, Cassass & deLipkau (contained in Exhibit 5.2)
24.     -- Power of Attorney (included on signature page)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, Texas, on April 2, 1998.
                                          OMEGA PROTEIN CORPORATION
                                          BY: /S/ JOSEPH L. VON ROSENBERG III
                                              ..................................
                                             Name:   Joseph L. von Rosenberg III
                                             Title:  Chief Executive Officer and
                                                     President

     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Joseph L. von Rosenberg III and Robert Stockton, and each or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and other registration statements and amendments thereto relating to the Offering contemplated by this Registration Statement (including registration statements under Rule 462 promulgated under the Securities Act), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby gratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     In accordance with the requirements of the Securities Act, this Registration Statement on Form S-1 has been signed by the following persons in their capacities and on the date signed.

                SIGNATURE                                      TITLE                              DATE
------------------------------------------  --------------------------------------------   -------------------

     /S/ JOSEPH L. VON ROSENBERG III        Director, Chief Executive Officer and             April 2, 1998
 .........................................    President
      (JOSEPH L. VON ROSENBERG III)

          /S/ ROBERT W. STOCKTON            Executive Vice President, Chief Financial         April 2, 1998
 .........................................    Officer and Principal Accounting Officer
           (ROBERT W. STOCKTON)

           /S/ MALCOLM GLAZER*              Director                                          April 2, 1998
 .........................................
             (MALCOLM GLAZER)

            /S/ AVRAM GLAZER*               Chairman of the Board of Directors and            April 2, 1998
 .........................................    Director
              (AVRAM GLAZER)

By:     /s/ JOSEPH L. VON ROSENBERG III
     ..............................
     (JOSEPH L. VON ROSENBERG III,
    AS ATTORNEY-IN-FACT FOR EACH OF
        THE PERSONS INDICATED)

                                 EXHIBIT INDEX

 5.1    -- Opinion of Woods, Oviatt, Gilman, Sturman & Clarke, LLP
 5.2    -- Opinion of Marshall, Hill, Cassass & deLipkau
23.1    -- Consent of Coopers & Lybrand L.L.P.
23.2    -- Consent of Woods, Oviatt, Gilman, Sturman & Clarke, LLP (contained in Exhibit 5.1)
23.3    -- Consent of Marshall, Hill, Cassass & deLipkau (contained in Exhibit 5.2)
24.     -- Power of Attorney (included on signature page)